THE INSURED SERIES PLAN

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE BUYING OR TAKING ACTION UNDER A POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1999

                                   OVERVIEW

THE POLICY

    This Prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account B. For marketing purposes, we call the Policy our Insured Series Plan.

    You are required to pay premiums for only 12 years. After 12 years, you never have to make another premium payment. The Policy stays in force for the life of the insured unless you decide to surrender it. The premiums are level. You decide how much you want to pay each year. Once this amount is set, you pay the same amount each year. This amount can never be increased by us.

    The Policy is "variable." This means that the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the Guaranteed Insurance Amount (adjusted for loans and partial surrenders), if you pay all your premiums.

    We offer nine Subaccounts, from which you may select up to five. Each Subaccount invests in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown below.

    SEPARATE ACCOUNT                          CORRESPONDING
      B SUBACCOUNT                                FUND
    ----------------                          -------------

   Blue Chip Subaccount                      Blue Chip Fund
   Cash Management Subaccount                Cash Management Fund
   Discovery Subaccount                      Discovery Fund
   Government Subaccount                     Government Fund
   Growth Subaccount                         Growth Fund
   High Yield Subaccount                     High Yield Fund
   International Securities Subaccount       International Securities Fund
   Investment Grade Subaccount               Investment Grade Fund
   Utilities Income Subaccount               Utilities Income Fund

For information on the investment objectives, investment strategies, and investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.

    You may also choose to add riders your Policy to increase the death benefit and protect against the risk that you will not be able to make the premium payments due to your own death or disability. These optional riders are described in the section called "Optional Insurance Riders."

    To help you understand how the values of a hypothetical Policy would change over time, we have included some hypothetical illustrations based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes. You should keep in mind that replacing existing insurance with the Policy may not benefit you because of, among other things, the cost of the Policy during the first few years.

    If you are not satisfied with your Policy, you may be able to cancel and return it to us for a full refund of any premiums that you have paid. For more details, see the section entitled "Cancellation Rights" in this prospectus.

THE CHARGES AND EXPENSES

    We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying mutual funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

    Deductions from Premium Payments
    --------------------------------

    We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

    Annual Administrative Charge. We impose a $30 charge on your premium payment each Policy year. The charge is for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping,
(3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

    Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance. The charge is for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

    Sales Load. We impose a sales charge in issuing a Policy. The charge in any year does not specifically correspond to our sales expenses for that year. The charge will not exceed the following percentages of the annual premium:

            YEARS                     MAXIMUM PERCENTAGES
            -----                     -------------------

              1..............................30%
             2-4.............................10%
         5 and later......................... 6%


    Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

    State Premium Tax Charge. This charge varies from state to state. We expect that the average state premium tax rate on premiums for the Policies will be 2%.

    Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge insures that the death benefit will always at least equal the guaranteed minimum death benefit.

    Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than on an annual basis.

    We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 1998, we received a total of $5,461,000 for these charges.

    Deductions from the Value of Your Policy
    ----------------------------------------

    Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

    The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

    Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Cost of Insurance Protection").

    Charges For Income Taxes. We do not currently charge for our corporate Federal income taxes that may be attributable to Separate Account B. However, we may impose such a charge in the future. We may also impose charges for other applicable taxes attributable to Separate Account B (see "FEDERAL INCOME TAX INFORMATION").

    Expenses Paid by the Funds
    --------------------------

    The Funds of Life Series Fund (singularly, "Fund," and collectively, "Funds") bear the cost of investment advisory and subadvisory fees, brokerage commissions, transfer taxes and other fees related to securities transactions. While you will not be required to pay any such expenses directly, they are indirectly passed on to you. They are reflected in the net asset value of each Fund's shares.

The following table shows the fees and expenses for each Fund that is available to you:

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)



                                                                              TOTAL FUND       FEE WAIVERS
                                            MANAGEMENT          OTHER         OPERATING       AND/OR EXPENSE            NET
                                              FEES(1)        EXPENSES(2)      EXPENSES(3)    ASSUMPTION(1),(2)       EXPENSES(3)

Blue Chip Fund                                 0.75%           0.07%             0.82%              N/A                  N/A
Cash Management Fund                           0.75            0.24              0.99             0.29%                 0.70
Discovery Fund                                 0.75            0.08              0.83               N/A                   N/A
Government Fund                                0.75            0.12              0.87             0.15                  0.72
Growth Fund                                    0.75            0.07              0.82               N/A                   N/A
High Yield Fund                                0.75            0.08              0.83               N/A                   N/A
International Securities Fund                  0.75            0.40              1.15               N/A                   N/A
Investment Grade Fund                          0.75            0.10              0.85             0.15                  0.70
Utilities Income Fund                          0.75            0.13              0.88             0.15                  0.73


(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Utilities Income Fund for a period of twelve months commencing on May 1, 1999.

(2) For the fiscal year ended December 31, 1998, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management, in excess of 0.10% for Government Fund, and in excess of 0.10% for Investment Grade Fund. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for a period of twelve months commencing on May 1, 1999.
(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

WHO WE ARE

    First Investors Life
    --------------------

    First Investors Life, 95 Wall Street, New York, New York 10005 , is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 1998, we had over $1.017 billion of assets and over $3.310 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC"), the underwriter of the policies sold by First Investors Life, and Administrative Data Management Corp., the transfer agent for Life Series Fund ("Transfer Agent"). FICC also owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO"), the adviser of the Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.

    We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

    Separate Account B
    ------------------

    We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B has registered with the SEC as a unit investment trust under the 1940 Act.

    We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.

    Life Series Fund
    ----------------

    Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of 11 separate Funds, nine of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund are the two Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

    FIMCO is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("Subadviser") of the International Securities Fund and the Growth Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser.

  RISK AND REWARD CONSIDERATIONS

    The Policy offers you not only insurance protection but also the opportunity to accumulate assets on a tax deferred basis by investing in the underlying investment options. However, there are several important factors that you should consider before making a decision to purchase a Policy.

    1. The Policy involves a long-term commitment on your part. Because most of the fees and charges are paid during the early years, you will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. Therefore, you should have the intention and financial ability to complete the program.

    2. With investment opportunity comes investment risk. Each Subaccount will fluctuate in value on a daily basis. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series prospectus.

    3. If you decide to take policy loans, you should be aware that they can have adverse consequences. Among other things, they reduce the death benefit and cash value of your Policy; they may undermine the growth potential of the cash value of your Policy; and they may result in taxable distributions to you if they exceed the cash value of a Policy as a result of a decline in the market value of the underlying investments or for any other reason (see the discussion on Policy Loans).

    4. A surrender of your Policy prior to maturity may have tax implications. You should carefully review the section on "FEDERAL INCOME TAX INFORMATION."

    5. The ability of FIL and its affiliates to process policy-related requests, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.) Additional information on the risks of the Year 2000 may be found in the Life Series Fund prospectus, which is attached at the end of this prospectus.

                             THE POLICY IN DETAIL

    The following discussion summarizes important provisions of the Policy offered by this Prospectus. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

YOUR PREMIUMS

    The Amount of Your Premiums
    ---------------------------

    Subject to our $600 minimum annual premium requirement (which does not include additional premiums for any riders that you may select other than Waiver of Premium), you decide how much you wish to pay in premiums. Once you have decided how much you wish to pay, the premium remains level for all 12 years that you are required to make premium payments. We can never increase the amount. We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Insurance Amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency Of Payment
------------------------

    You pay premiums under the Policy for only 12 years. You may choose to pay these premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. Premium payments are due on or before the due dates at our Home Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you selected.

    You will pay the lowest premium by paying annually. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The following table illustrates these premium amounts. We deduct the additional charge from these premiums when we receive them.

                        PREMIUMS ON INSTALLMENT BASIS
                    (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                            AGGREGATE PREMIUMS
        FREQUENCY                     EACH PREMIUM            FOR POLICY YEAR
        ---------                     ------------            ---------------
        Annual...................        100.00%                  100.00%
        Semiannual...............         51.00                   102.00
        Quarterly................         26.00                   104.00
        Pre-authorized Monthly...          8.83                   105.96


    Under the pre-authorized monthly plan ("Lifeline"), your bank automatically makes an electronic funds transfer to us from your bank account to pay your premiums.

     Automatic Premium Loans to Pay Premiums
     ---------------------------------------

    Under the Automatic Premium Loan provision, you pay any premium not paid before the end of the grace period (see definition in "Other Provisions") by an automatic loan against the Policy. The Automatic Premium Loan provision is available only if:

    . you elect the Automatic Premium Loan provision in your application for the Policy or in a written request that we receive at our Home Office at any time when no premium is in default, and

    . the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

    You may revoke the Automatic Premium Loan Provision at any time by written request that we receive at our Home Office.

ALLOCATION OF YOUR NET PREMIUMS TO INVESTMENT OPTIONS

    When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses--Deductions from Premium Payments") to not more than five of the Subaccounts of Separate Account
B. You must allocate at least 10% of the net premium to each Subaccount you select. The actual allocation of net premium occurs on the Policy's issue date and at the beginning of each Policy year after that.

    We offer nine Subaccounts, from which you may select up to five. Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus.

  While your premium will never increase, the net amount which is invested in the subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 25 through 27, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                              MALE ISSUE       MALE ISSUE       MALE ISSUE
                               AGE 10           AGE 25           AGE 40
BEGINNING                    $600 ANNUAL     $1,200 ANNUAL    $1,800 ANNUAL
OF POLICY                    PREMIUM FOR      PREMIUM FOR      PREMIUM FOR
  YEAR                      STANDARD RISK    STANDARD RISK    STANDARD RISK
---------                   --------------   -------------    -------------

1.......................      $170.81        $  508.46         $  927.23
2-4.....................       489.00         1,008.00          1,527.00
5 and later.............       513.00         1,056.00          1,599.00

THE DEATH BENEFIT

    The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.

    Generally, we pay the death benefit within seven days after we receive all claim requirements at our Home Office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.

    The Guaranteed Insurance Amount
    -------------------------------

    We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the Guaranteed Insurance Amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the Variable Insurance Amount, if positive, to the Guaranteed Insurance Amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.

    The Variable Insurance Amount
    -----------------------------

    The Variable Insurance Amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your Variable Insurance Amount by comparing the Actual Rate of Return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "Base Rate of Return."

    Your Variable Insurance Amount does not change if the Actual Rate of Return on all of your Subaccounts is exactly equal to the Base Rate of Return. Your Variable Insurance Amount increases if the Actual Rate of Return is greater than the Base Rate of Return. The Variable Insurance Amount decreases if the Actual Rate of Return is less than the Base Rate of Return. The difference between these rates of return, if any, is called the Differential Rate of Return. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

    The amount by which your Variable Insurance Amount will increase or decrease during any policy year is determined by dividing the Differential Investment Return (the Differential Rate of Return times the Investment Base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the insured will receive less Variable Insurance per dollar of Differential Investment Return as the insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

    The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the Variable Insurance Amount is negative, the death benefit is the Guaranteed Insurance Amount. In other words, the death benefit is never less than the Guaranteed Insurance Amount.

    The following example illustrates how the Variable Insurance Amount is calculated. For this example, we use the Policy illustration on page 26 for a male age 25, and assume an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately .064399). The calculations are for policy years 6 and 12:

                                                    CALCULATION OF CHANGE IN
                                                        VARIABLE INSURANCE
                                                  AMOUNT AT END OF POLICY YEAR
                                                        6             12
                                                  ----------------------------

(1) Cash Value at End of Prior Year.....          $4,972.00     $14,529.00
(2) Net Premium.........................           1,056.00       1,056.00
(3) Investment Base at Beginning of
    Current Policy Year: (1)+(2)........           6,028.00      15,585.00
(4) Differential Rate of Return
    (.064399 - .04).....................            .024399        .024399
(5) Differential Investment Return:
    (3)x(4).............................            $147.08        $380.25
(6) Net Single Premium at
    End of Current Year.................            0.22416        0.27338
(7) Change in Variable Insurance
    Amount (to nearest dollar):
    (5) divided by (6)..................              $ 656      $   1,391



    If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an Actual Rate of Return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,464, and the death benefit for the end of Policy year 6 would have been $51,934.


YOUR CASH VALUE

    Determining Your Cash Value
    ---------------------------

    The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. (See "Valuation of Assets.") The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the Actual Rates of Return of the Subaccounts you have selected, less the cost of insurance protection.

    Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration for a male issue age 25 on Page 26, and we assume an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 6.4399%). The "Investment Base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

   (1) Cash Value at End of Prior Year..................................  $4,972
   (2) Net Premium Paid by You..........................................   1,056
   (3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)...   6,028
   (4) Actual Rate of Return............................................ .064399
   (5) Investment Return: (3)x(4).......................................     388
   (6) Benefit Base at End of Policy Year 6: (3)+(5)....................   6,416
   (7) Cost of Insurance Protection During Policy Year 6................    (84)
   (8) Cash Value at End of Policy Year 6: (6)-(7)......................   6,332

    We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value. You bear all the investment risk.

    Deduction of Cost of Insurance Protection from Cash Value
    ---------------------------------------------------------

    Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

    We use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy, with one exception. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table.

    In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

     Accessing Your Cash Value
     -------------------------

         FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Home Office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

    On any Policy anniversary, you may also make a partial surrender of the Policy by reducing the premium amount. We permit a partial surrender only if you
(1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

    We must receive all requirements for a partial surrender at our Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit, and cash value for the reduced Policy will be the same as they would have been had you paid the reduced premium from inception. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

    We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

    .   a recent payment that you made by check has not yet cleared the bank,

    . we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists, or

    . for such other periods as the Commission may by order permit for the protection of security holders.

    We will pay interest if we delay payment of the surrender value beyond seven days. Under Federal tax laws, we may deduct withholding taxes from the surrender value.

       POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

    When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit Net Investment Return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

    A Policy loan will have a negative impact on the growth of the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the Variable Insurance Amount (see "The Guaranteed Insurance Amount" and "The Variable Insurance Amount"). The cash value and the Variable Insurance Amount, if any, depend on the Actual Rate of Return of the Subaccount(s). Thus, during periods of favorable investment return (an Actual Rate of Return greater than 4%), an outstanding Policy loan results in lower investment return than would have otherwise resulted in the absence of any indebtedness.

    For example, use the Policy for a male issue age 25 illustrated on Page 26, and assume a hypothetical 8% gross annual investment return and that you made a $3,000 Policy loan at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. The differences between these amounts and the $57,898 death benefit and $12,685 cash value that appear on Page 26 for Policy year 10 result because the portion of the cash value equal to the indebtedness does not reflect the Subaccount(s)' Actual Rate of Return of approximately 6.4399%.

    Conversely, outstanding indebtedness will diminish the adverse effect on cash value during a period of unfavorable investment return (an Actual Rate of Return less than 4%). This is because the portion of the cash value that we transfer from the Subaccount(s) to the General Account will grow at the assumed rate of 4% even if Actual Rates of Return are below 4%. Thus, a Policy loan will tend to protect the cash value and Variable Insurance Amount from decreasing if the Actual Rate of Return is less than 4%.

    If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

    We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make a repayment within that 31-day period.

    Generally, on a Policy's termination or surrender, you pay income tax on the following:

    .   the surrender value, plus

    .   any outstanding Policy loan plus interest, if applicable, minus

    .   the total premiums that you paid on the Policy.

    Consult with your representative or tax adviser before taking Policy loans.

    Transferring Your Cash Value Among Investment Options
    -----------------------------------------------------

    Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

    .   you allocate the cash value to no more than five of the Subaccounts, and

    . the allocation to any one Subaccount is not less than 10% of the cash value.

SETTLEMENT OPTIONS

    You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the Insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

    PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

    PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

    PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

    LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

    The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.

    Accidental Death Benefit
    ------------------------

    You may elect to obtain an Accidental Death Benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.

    12 Year Level Term Rider
    ------------------------

    You may elect to obtain a 12 Year Level Term Insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.

    Waiver Of Premium
    -----------------

    You can choose to obtain a Waiver of Premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means the Insured's total disability
(1) commencing before the Policy anniversary when the Insured reaches age 60 and
(2) continuing for six months.

    Payor Benefit
    -------------

    You can also choose to obtain a Payor Benefit rider where the Insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the Insured is age 21, the Company waives all premiums that become due before the Insured's age 21.

OTHER PROVISIONS

    Age And Sex
    -----------

    If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

    Assignment
    ----------

    You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Home Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

  Beneficiary
  -----------

    This is the person you designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Home Office in a form acceptable to us.

    Cancellation Rights
    -------------------

    You have a limited right to cancel and return the Policy to us, or our representative through whom you bought the Policy. You must submit a written request for cancellation. You may examine and return the Policy within ten days after you receive the Policy or notice of right of withdrawal. You may also return the Policy within 45 days after completion of Part I of the application for the Policy. In either case, you obtain a full refund of the premiums that you paid.

    Default And Options On Lapse
    ----------------------------

    A premium is in default if you do not pay it on or before its due date. The insurance continues in force during the 31-day grace period (see "Grace Period" below). However, if the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

    We apply the Policy's cash value minus any loan and interest to purchase continued insurance, if you do not surrender a Policy within 60 days after the date of default. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

    The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

    For example, use the Policy for a male issue age 25 illustrated on Page 26 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                                    0%                 8%
                                                 --------           --------

   Cash Value...........................         $ 3,992           $   4,972

   Reduced Paid-up Insurance............          18,406              22,925
                                                 for life            for life
   Extended Term Insurance..............          51,908              53,398
                                               for 25 years        for 28 years

    You may surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

    Exchange Privilege
    ------------------

    The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the Insured's life. The exchange privilege is available:

    . within the first 24 months after the issue Policy's date, if you have duly paid all premiums, or

    . if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

    You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

    In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Home Office.

    If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.

    Grace Period
    ------------

    With the exception of the first premium, we allow a Grace Period of 31 days for payment of each premium after it is due. The Policy continues in force during the Grace Period unless you surrender it.

    Incontestability
    ----------------

    Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Date of Issue.

    Payment and Deferment
    ---------------------

    We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

    Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date we make payment.

    Payment of Dividends
    --------------------

    The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

    Policy Years and Anniversaries
    ------------------------------

    We measure Policy years and anniversaries from the Date of Issue of the Policy which will generally be the date on which we approve the application. The Date of Issue may be backdated on your request to save age. However, the Date of Issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the Date of Issue.

    Reinstatement
    -------------

    You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) (a) all premiums from the date of default with interest to the date of reinstatement, plus (b) any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as paid up insurance or extended term insurance; or

(2)  110% of the increase in cash value resulting from reinstatement.

    To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

    Suicide
    -------

    If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

    Valuation Of Assets
    -------------------

    We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of the underlying Fund at the net asset value per share as determined by the Fund. The Fund determines the net asset value of a Fund's share as described in Life Series Fund's Prospectus.

                         FEDERAL INCOME TAX INFORMATION

    We base this discussion on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on a corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. The law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

    We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

    .   the death benefit will not be subject to federal income tax;

    . you will generally not be taxed on the growth of the cash value of the Policy, if any, that is attributable to the investments in the underlying investment portfolios (this is known as the "inside build-up"), unless or until there is a full or partial surrender of the Policy; and

    . transfers among the investment subaccounts will not be subject to federal income tax, unless or until there is a full or partial surrender of the Policy.

    Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by the Subaccounts of Separate Account B of certain investment diversification requirements in Section 817(h) of the Code. We expect that the Adviser will continue to manage the assets of the Funds in a manner that complies with these diversification requirements. A Policy that invests in a Fund that fails to meet diversification requirements will not receive tax treatment as a life insurance contract for the period of such diversification failure, and any subsequent period.

    The Treasury Department has stated that it may issue guidelines that limit a Policyowner's control of investments underlying a variable life insurance policy. If a Policy failed to meet those guidelines, you would be taxed on the Policy's current income. The Treasury Department has said informally that those guidelines may limit the number of investment funds and the frequency of transfers among those funds. The issuance of such guidelines may require us to limit your right to control the investment. The guidelines may apply only prospectively, although they could apply retroactively if they do not reflect a new Treasury Department position.

    We do not believe that any Policy will be a "modified endowment contract" at issuance, within the meaning of Section 7702A of the Code. A modified endowment contract is a life insurance policy under which the total premiums paid, at any time during the first seven years of the policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums. This is called the "seven-pay" test.

    Whenever there is a "material change" under a Policy, the Policy is generally subject to a new seven-pay test during the next seven years to determine whether it is a modified endowment contract. A material change for these purposes could occur because of a change in death benefit, and because of certain other changes.

    If your Policy's benefits are reduced during its first seven years (or within seven years after issuance or a material change), we will redetermine the seven-pay test based on the reduced level of benefits and apply the new test to all prior premium payments. Such a reduction in benefits could include a decrease in face amount, a partial surrender, or a termination of additional benefits under a rider. If the premiums that you previously paid are at any time greater than the recalculated limit under the seven-pay test, we will treat the Policy as a modified endowment contract from that time forward.

    A Policy that you receive in exchange for a modified endowment contract will also be a modified endowment contract.

    Any distribution from a Policy that is a modified endowment contract will be taxed on an "income-first" basis. A distribution, for this purpose, includes a loan or surrender. "Income first" means that the distribution is taxed to the extent that your cash value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). Premiums paid, for this purpose, include loans that have been taxable as income because of the Policy's modified endowment contract status. An additional 10% tax will also be imposed on any amount so taxed, subject to certain exceptions for distributions:

    .   before you reach age 59-1/2,

    .   in case of disability as defined in the Code, or

    . received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

    All modified endowment contracts that we (or our affiliates) issue to you during any calendar year generally will be treated as one Policy under the modified endowment contract rules. You should consult your tax adviser if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

    If a Policy is not a modified endowment contract, Policy loans will be treated as indebtedness, and no part of such loans will be subject to current federal income tax. In addition, the interest on such loans generally will not be deductible. If you surrender your Policy while a loan is outstanding, the amount of the loan will be treated as a partial surrender. You should be aware that if the cash value of your Policy falls below the aggregate amount of loans outstanding, as the result of the fluctuation in the value of the underlying portfolios or otherwise, the entire Policy may terminate. In that case, all loans will be taxable to the extent they exceed premiums paid.

    If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax except to the extent that it exceeds your basis in the Policy. During the first 15 Policy years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis.

    Upon surrender of a Policy, taxation of the Surrender Value depends on the Payment Option that you have selected. If payment is in one sum, you are taxed on the income in the Policy at the time payment is made. If payment is in installments, you may be taxed:

    . on all or a portion of each installment until the income in the Policy has been paid,

    .   only after all your basis in the Policy has been paid, or

    .   on a portion of each payment.

    You should consult your tax adviser if you have questions about the taxation of a Policy surrender.

    Under the Code, we must generally withhold income tax from the taxable portion of the distribution that we pay upon surrender of a Policy. We will not withhold, if you so request in writing, before the payment date. Failure to withhold or withholding of an insufficient amount may subject you to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject you to penalties.

    The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status. Such a result might cause us to take remedial action.

    We are taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, we include our variable life insurance operations in our Federal income tax return. Currently, we do not make any charge against the Subaccount(s) for our Federal income taxes attributable to the Subaccount(s). However, we may make such charges in the future. Any such charges against a Subaccount would reduce its Net Investment Return.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.

    If we make any tax charges in the future, we will accumulate them daily and transfer them from the Subaccount(s) to our General Account. We will retain any investment earnings on tax charges accumulated in the Subaccount(s).


                           OUR OFFICERS AND DIRECTORS

NAME              OFFICE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----              ------          ----------------------------------------

Dori Allen        Associate       Associate Counsel,  First Investors Life since
                  Counsel         May 1998; Staff Attorney since February  1997;
                  and Staff       Supervisor,   Toxic   Tort   Unit,      Claims
                  Attorney        Administration  Corporation,  New York,  prior
                                  thereto.

Jay G. Baris      Director        Partner,   Kramer,  Levin, Naftalis & Frankel,
                                  LLP,   New  York,   Attorneys;  Secretary  and
                                  Counsel, First Financial Savings Bank, S.L.A.,
                                  New Jersey.

Glenn T.  Dallas  Director        Retired since  April 1996; Division  President
                                  and  Senior  Vice   President,   ADT  Security
                                  Systems,   Parsippany,   New   Jersey,   prior
                                  thereto.

William H.        First Vice      First Vice President and Chief Actuary,  First
Drinkwater        President       Investors Life.
                  and Chief
                  Actuary

Lawrence M.       Senior          Senior Vice President and  Comptroller,  First
Falcon            Vice            Investors Life.
                  President
                  and
                  Comptroller

Richard H.        President       President, First Investors Life.
Gaebler           and
                  Director

George V. Ganter  Director        Vice   President,   First   Investors    Asset
                                  Management  Company, Inc.,  Portfolio Manager,
                                  FIMCO.

Robert J. Grosso  Director        Director of  Compliance, FIC since April 1997;
                                  Assistant Counsel since January 1995; Business
                                  Consultant  from August 1994 to January  1995;
                                  Assistant Vice President and Assistant General
                                  Counsel, Alliance Fund Distributors, Inc. from
                                  September 1993 to August 1994.

Glenn O. Head     Chairman        Chairman and Director, FICC, FIMCO and FIC.
                  and
                  Director

                           OUR OFFICERS AND DIRECTORS

NAME              OFFICE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----              ------          ----------------------------------------

Kathryn S. Head   Director        President  and  Director, FICC and FIMCO; Vice
                                  President   and   Director,   FIC;   Chairman,
                                  President   and  Director,   First   Financial
                                  Savings Bank, S.L.A.

Scott Hodes       Director        Partner,  Ross  &  Hardies, Chicago, Illinois,
                                  Attorneys.

Carol Lerner      Secretary       Assistant Secretary, FIC; Secretary, FIMCO and
Brown                             FICC.

William M.        Vice            Chief  Financial  Officer, FIC since  December
Lipkus            President       1997,  FICC  since June 1997; Vice  President,
                  and Chief       First Investors  Life  since May  1996;  Chief
                  Financial       Financial   Officer   since  May  1998;  Chief
                  Officer         Accounting Officer since June 1992.

Jackson Ream      Director        Retired  since  January  1999;    Senior  Vice
                                  President, NationsBank, NA , Dallas, Texas prior hereto.

Nelson Schaenen   Director        Partner, Weiss, Peck & Greer, New York,
Jr.                               Investment Managers.

Martin A. Smith   Vice            Vice President,  First  Investors  Life  since
                  President       February  1998;  Vice  President,  The  United
                                  States Life Insurance Company, New York, prior thereto.

Ada M. Suchow     Vice            Vice President, First Investors Life.
                  President

John T. Sullivan  Director        Director,  FIMCO  and   FIC;   Of  Counsel  to
                                  Hawkins,   Delafield   &   Wood,   New   York,
                                  Attorneys.

    Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

    In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

                              OTHER INFORMATION

VOTING RIGHTS

    Because the Life Series Fund is not required to have annual shareholder meetings, policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change a fundamental investment objective or policy, policyowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests.

    We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

    .   shares   attributable  to  Policyowners   for  which  we  have  received
        instructions, in accordance with the instructions;

    . shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

    . shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

    We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

    We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

    We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

    The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

RESERVATION OF RIGHTS

    We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

    . to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

    . to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

    . to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

    .   to deregister Separate Account B under the 1940 Act; and

    . to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

DISTRIBUTION OF POLICIES

    First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the policies through FIC's agents. For the fiscal years ended December 31, 1996, 1997, and 1998, FIC received fees of $5,207,230, $4,487,918 and $5,121,393, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. Insurance agents licensed to sell variable life insurance policies sell the Policies. These agents are registered representatives of the Underwriter or of the broker-dealers who have sales agreements with the Underwriter. We pay these agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12.

    We offer the Policies for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CUSTODIAN

    Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.

REPORTS

    At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

STATE REGULATION

    We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

    Our books and accounts are subject to review by the Insurance Department at any time. The Department conducts a full examination of our operations periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

    Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this Prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

RELEVANCE OF FINANCIAL STATEMENTS

    You should consider our financial statements, which appear in this Prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.

YEAR 2000

    On and after January 1, 2000, computer date-related errors could adversely affect Separate Account B, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Subadviser, Transfer Agent and other service providers. Typically, these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly identify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Funds, the Adviser, Subadviser, and Transfer Agent are taking steps that they believe are reasonable to address the Year 2000 problem for computer and other systems used by them. They are also obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account B. Nor can Separate Account B estimate the extent of any adverse impact.

                       ILLUSTRATIONS OF DEATH BENEFITS,
                     CASH VALUES AND ACCUMULATED PREMIUMS

    The tables on Pages 25 to 30 illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. There are two sets of illustrations for each age. The first set of tables assumes that each Subaccount will experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 4% and 8%. The second set of tables assumes constant hypothetical gross annual investment returns of 0%, 6% and 12%.

The death benefit and cash value for the Policy would be different from those shown:

    .   if you spread the payment of premiums over the year, or

    . if the gross annual rates of return applicable to the Policy average 0%, 4%, 6%, 8% and 12% over a period of years, but nevertheless fluctuate above or below that average for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 4%, 6%, 8%, and 12% correspond to Actual Rates of Return of approximately -1.445%, 2.4975%, 4.4687%, 6.4399%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

    . a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

    .   a premium tax of 2.00% on each premium payment,

    . an investment advisory fee of 0.75% of each Fund's average daily net assets, and

    .   other expenses of 0.20% of each Fund's average daily net assets.

    The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds combined. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 1998, International Securities Fund had other expenses of 0.40%. Absent reimbursement of a portion of the other expenses by the Adviser, Cash Management Fund would have had other expenses of 0.24%. There is no assurance that the Adviser will continue to reimburse other expenses for Cash Management Fund, or any other Fund, in the future. Without these reimbursements, the corresponding Actual Rates of Return would be lower.

    The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate Federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 4%, 6%, 8% and 12% to produce, on an after tax basis, the results shown.

    We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

                               ----------------------------

    We will furnish, upon request, a comparable illustration using the proposed Insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed Insured is a standard risk. In addition, we will include a comparable illustration, reflecting the Insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.


                                                 MALE ISSUE AGE 10
                                        $600 ANNUAL PREMIUM FOR STANDARD RISK
                                 $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)
                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                 ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM          PAID PLUS                 ANNUAL RATE OF RETURN OF                   ANNUAL RATE OF RETURN OF
 YEAR              DUE         INTEREST AT 5%               0%          4%         8%                 0%            4%          8%
--------        ---------      --------------         -----------------------------------        -----------------------------------


  1               $600           $    630               $39,638      $39,638  $  39,673             $   138     $    145    $    152
  2                600              1,291                39,638       39,638     39,798                 586          617         650
  3                600              1,986                39,638       39,638     40,014               1,023        1,098       1,176
  4                600              2,715                39,638       39,638     40,321               1,450        1,585       1,730
  5                600              3,481                39,638       39,638     40,720               1,889        2,104       2,339
  6                600              4,285                39,638       39,638     41,213               2,316        2,629       2,981
  7                600              5,129                39,638       39,638     41,799               2,734        3,163       3,658
  8                600              6,016                39,638       39,638     42,479               3,143        3,707       4,374
  9                600              6,947                39,638       39,638     43,253               3,547        4,263       5,132
 10                600              7,924                39,638       39,638     44,120               3,946        4,832       5,936

 15                  0             11,608                39,638       39,638     49,496               4,473        6,382       9,133

 20                  0             14,816                39,638       39,638     55,625               4,010        6,971      12,064

 25                  0             18,909                39,638       39,638     62,507               3,610        7,646      15,998

 30                  0             24,133                39,638       39,638     70,244               3,244        8,369      21,173

Attained Age
 65                  0             81,723                39,638       39,638    126,226               1,685       11,721      76,980



The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                MALE ISSUE AGE 25
                                      $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                                 $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                    TOTAL                      DEATH BENEFIT                                CASH VALUES
END OF                             PREMIUMS              ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM           PAID PLUS                ANNUAL RATE OF RETURN OF                    ANNUAL RATE OF RETURN OF
 YEAR              DUE          INTEREST AT 5%             0%          4%         8%                  0%           4%          8%
--------        ---------       --------------       -----------------------------------        ------------------------------------


  1              $1,200           $  1,260             $51,908      $51,908  $  51,973            $    409     $    429    $    449
  2               1,200              2,583              51,908       51,908     52,154               1,308        1,385       1,462
  3               1,200              3,972              51,908       51,908     52,451               2,197        2,366       2,543
  4               1,200              5,431              51,908       51,908     52,864               3,076        3,375       3,695
  5               1,200              6,962              51,908       51,908     53,398               3,992        4,459       4,972
  6               1,200              8,570              51,908       51,908     54,054               4,897        5,572       6,332
  7               1,200             10,259              51,908       51,908     54,832               5,791        6,713       7,778
  8               1,200             12,032              51,908       51,908     55,732               6,673        7,882       9,315
  9               1,200             13,893              51,908       51,908     56,754               7,544        9,080      10,949
 10               1,200             15,848              51,908       51,908     57,898               8,404       10,308      12,685

 15                   0             23,217              51,908       51,908     64,950               9,524       13,635      19,577

 20                   0             29,631              51,908       51,908     72,999               8,504       14,836      25,762

 25                   0             37,818              51,908       51,908     82,058               7,539       16,033      33,680

 30                   0             48,266              51,908       51,908     92,259               6,628       17,185      43,687

Attained Age
 65                   0             78,620              51,908       51,908    116,712               4,947       19,096      71,178





The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                  MALE ISSUE AGE 40
                                      $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                                 $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)


                                     TOTAL                        DEATH BENEFIT                              CASH VALUES
END OF                             PREMIUMS                 ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY         PREMIUM             PAID PLUS                  ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF
 YEAR            DUE            INTEREST AT 5%               0%          4%         8%                 0%           4%          8%
--------      ---------         --------------         -----------------------------------       -----------------------------------

  1            $1,800             $  1,890               $47,954      $47,954    $48,027           $    762     $    799    $    835
  2             1,800                3,874                47,954       47,954     48,206              2,097        2,225       2,355
  3             1,800                5,958                47,954       47,954     48,492              3,406        3,678       3,964
  4             1,800                8,146                47,954       47,954     48,883              4,689        5,161       5,667
  5             1,800               10,443                47,954       47,954     49,386              6,020        6,747       7,549
  6             1,800               12,856                47,954       47,954     49,999              7,328        8,367       9,543
  7             1,800               15,388                47,954       47,954     50,724              8,615       10,023      11,656
  8             1,800               18,048                47,954       47,954     51,560              9,884       11,717      13,898
  9             1,800               20,840                47,954       47,954     52,509             11,137       13,450      16,276
 10             1,800               23,772                47,954       47,954     53,571             12,375       15,225      18,798

 15                 0               34,825                47,954       47,954     60,126             13,764       19,765      28,471

 20                 0               44,447                47,954       47,954     67,618             11,963       20,956      36,545

 25                 0               56,727                47,954       47,954     76,062             10,274       21,963      46,387

 30                 0               72,399                47,954       47,954     85,589              8,695       22,699      58,095

Attained Age
 65                 0               56,727                47,954       47,954     76,062             10,274       21,963      46,387



The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                  MALE ISSUE AGE 10
                                       $600 ANNUAL PREMIUM FOR STANDARD RISK
                                 $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY          PREMIUM           PAID PLUS                 ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF
 YEAR             DUE          INTEREST AT 5%               0%          6%        12%                  0%           6%         12%
---------      ---------       --------------         -----------------------------------        -----------------------------------

  1              $600            $    630               $39,638      $39,645  $  39,729             $   138     $    148   $     158
  2               600               1,291                39,638       39,669     40,061                 586          633         682
  3               600               1,986                39,638       39,710     40,642               1,023        1,136       1,256
  4               600               2,715                39,638       39,767     41,482               1,450        1,656       1,884
  5               600               3,481                39,638       39,841     42,599               1,889        2,219       2,597
  6               600               4,285                39,638       39,932     44,005               2,316        2,800       3,375
  7               600               5,129                39,638       40,039     45,711               2,734        3,402       4,227
  8               600               6,016                39,638       40,161     47,732               3,143        4,026       5,160
  9               600               6,947                39,638       40,299     50,081               3,547        4,676       6,184
 10               600               7,924                39,638       40,453     52,774               3,946        5,354       7,309

 15                 0              11,608                39,638       41,363     70,965               4,473        7,632      13,094

 20                 0              14,816                39,638       42,310     95,773               4,010        9,176      20,771

 25                 0              18,909                39,638       43,278    129,224               3,610       11,076      33,073

 30                 0              24,133                39,638       44,269    174,378               3,244       13,343      52,561

Attained Age
 65                 0              81,723                39,638       49,597    785,431               1,685       30,247     479,001



The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                MALE ISSUE AGE 25
                                      $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                                 $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                      TOTAL                      DEATH BENEFIT                               CASH VALUES
END OF                              PREMIUMS              ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM            PAID PLUS               ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF
 YEAR              DUE           INTEREST AT 5%            0%           6%          12%                0%           6%         12%
--------        ---------        --------------      ------------    -------- -------------      -----------------------------------

  1             $1,200             $  1,260             $51,908      $51,921  $  52,078            $    409     $    439    $    469
  2              1,200                2,583              51,908       51,955     52,558               1,308        1,423       1,542
  3              1,200                3,972              51,908       52,011     53,359               2,197        2,454       2,727
  4              1,200                5,431              51,908       52,088     54,495               3,076        3,532       4,037
  5              1,200                6,962              51,908       52,188     55,994               3,992        4,710       5,535
  6              1,200                8,570              51,908       52,308     57,870               4,897        5,941       7,187
  7              1,200               10,259              51,908       52,450     60,141               5,791        7,226       9,008
  8              1,200               12,032              51,908       52,612     62,823               6,673        8,568      11,014
  9              1,200               13,893              51,908       52,794     65,934               7,544        9,969      13,222

 10              1,200               15,848              51,908       52,996     69,495               8,404       11,430      15,653

 15                  0               23,217              51,908       54,188     93,429               9,524       16,333      28,161

 20                  0               29,631              51,908       55,430    126,119               8,504       19,562      44,508

 25                  0               37,818              51,908       56,702    170,313               7,539       23,273      69,903

 30                  0               48,266              51,908       58,005    230,101               6,628       27,467     108,958

Attained Age
 65                  0               78,620              51,908       60,711    420,822               4,947       37,025     256,641



The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                 MALE ISSUE AGE 40
                                      $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                                 $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY          PREMIUM           PAID PLUS                 ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF
 YEAR             DUE          INTEREST AT 5%               0%          6%            12%              0%           6%         12%
--------       ---------       --------------         ---------------------------------------    -----------------------------------

  1            $1,800            $  1,890               $47,954      $47,968  $  48,144            $    762     $    817    $    872
  2             1,800               3,874                47,954       48,002     48,621               2,097        2,289       2,488
  3             1,800               5,958                47,954       48,056     49,393               3,406        3,819       4,263
  4             1,800               8,146                47,954       48,129     50,473               4,689        5,409       6,211
  5             1,800              10,443                47,954       48,222     51,886               6,020        7,138       8,431
  6             1,800              12,856                47,954       48,335     53,645               7,328        8,937      10,869
  7             1,800              15,388                47,954       48,467     55,766               8,615       10,809      13,548
  8             1,800              18,048                47,954       48,617     58,266               9,884       12,760      16,491
  9             1,800              20,840                47,954       48,786     61,164              11,137       14,792      19,724
 10             1,800              23,772                47,954       48,973     64,480              12,375       16,911      23,276

 15                 0              34,825                47,954       50,080     86,798              13,764       23,714      41,101

 20                 0              44,447                47,954       51,233    117,342              11,963       27,690      63,419

 25                 0              56,727                47,954       52,416    158,741              10,274       31,966      96,809

 30                 0              72,399                47,954       53,630    214,919               8,695       36,402     145,879

Attained Age
 65                 0              56,727                47,954       52,416    158,741              10,274       31,966      96,809


The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 17, 1999


                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET



                                     ASSETS
                                                                       December 31, 1998         December 31, 1997
                                                                       -----------------         -----------------
Investments (note 2):
  Available-for-sale securities.......................................    $131,031,939             $125,380,627
  Held-to-maturity securities.........................................       5,491,598                5,529,687
  Short term investments..............................................       3,982,209                3,083,769
  Policy loans........................................................      24,961,708               21,527,810
                                                                        --------------             ------------

     Total investments................................................     165,467,454              155,521,893

Cash .................................................................         113,094                1,145,215
Premiums and other receivables, net of allowances of
  $30,000 in 1998 and 1997............................................       6,297,635                4,749,099
Accrued investment income.............................................       3,473,067                3,180,924
Deferred policy acquisition costs (note 6)............................      20,873,233               18,446,716
Deferred Federal income taxes (note 7)     ...........................         473,000                1,039,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,110,857 in 1998 and $1,036,604 in 1997...........         102,448                   97,379
Other assets..........................................................          82,822                  120,044
Separate account assets...............................................     821,105,059              642,453,414
                                                                        --------------             ------------

     Total assets.....................................................  $1,017,987,812             $826,753,684
                                                                        ==============             ============


                                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)................................    $118,786,854             $115,281,318
Claims and other contract liabilities.................................      13,934,636               12,548,096
Accounts payable and accrued liabilities..............................       3,796,503                4,426,355
Separate account liabilities..........................................     821,105,059              642,453,314
                                                                       ---------------             ------------

     Total liabilities................................................     957,623,052              774,709,083
                                                                       ---------------             ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Accumulated other comprehensive income (note 2).......................       2,193,000                1,608,000
Retained earnings ....................................................      49,137,417               41,402,258
                                                                       ---------------             ------------

     Total stockholder's equity.......................................      60,364,760               52,044,601
                                                                       ---------------             ------------

     Total liabilities and stockholder's equity.......................  $1,017,987,812             $826,753,684
                                                                       ===============             ============

See accompanying notes to financial statements.


                                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                              STATEMENT OF INCOME

                                                             Year Ended          Year Ended         Year Ended
                                                          December 31, 1998   December 31,1997    December 31,1996
                                                          -----------------   ----------------    ----------------
REVENUES
  Policyholder fees...................................        $25,393,372         $24,826,454       $22,955,165
Premiums..............................................          6,091,731           6,279,137         6,725,329
  Investment income (note 2)..........................         10,501,572          10,259,601         9,771,389
  Realized gain (loss) on investments.................            914,891             158,874          (221,025)
  Other income........................................            893,181             702,644           704,678
                                                              -----------        ------------       -----------

     Total income.....................................         43,794,747          42,226,710        39,935,536
                                                              -----------        ------------       -----------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         13,803,921          14,370,510        12,912,810
  Dividends to policyholders..........................          1,749,579           1,033,663           964,913
  Amortization of deferred acquisition costs (note 6).          1,005,483             663,200         1,454,408
  Commissions and general expenses....................         15,553,605          15,445,888        16,287,498
                                                              -----------        ------------       -----------

     Total benefits and expenses......................         32,112,588          31,513,261        31,619,629
                                                              -----------        ------------       -----------

Income before Federal income tax .....................         11,682,159          10,713,449         8,315,907

Federal income tax (note 7):
  Current.............................................          3,682,000           4,285,000         3,099,000
  Deferred............................................            265,000            (603,000)         (286,000)
                                                              -----------        ------------       -----------

                                                                3,947,000           3,682,000         2,813,000
                                                              -----------        ------------       -----------


Net Income............................................        $ 7,735,159        $  7,031,449       $ 5,502,907
                                                              ===========        ============       ===========

Income per share, based on 534,350 shares outstanding
                                                                   $14.48              $13.16            $10.30
                                                              ===========        ============       ===========

See accompanying notes to financial statements.


                                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                       STATEMENT OF STOCKHOLDER'S EQUITY

                                                           Year Ended           Year Ended         Year Ended
                                                       December 31,1998      December 31,1997   December 31, 1996
                                                       ----------------      ----------------   -----------------
Balance at beginning of year.............................  $52,044,601          $ 44,049,152        $ 39,780,245
                                                          ------------          ------------        ------------
Net income...............................................    7,735,159             7,031,449           5,502,907
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................      585,000               964,000          (1,234,000)
                                                          ------------         -------------        ------------
Comprehensive income.....................................    8,320,159             7,995,449           4,268,907
                                                          ------------         -------------        ------------

Balance at end of year................................... $ 60,364,760          $ 52,044,601        $ 44,049,152
                                                          ============          ============        ============


                                            STATEMENT OF CASH FLOWS

                                                           Year Ended          Year Ended          Year Ended
                                                        December 31, 1998   December 31, 1997   December 31,1996
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received.......................... $ 25,010,611         $ 24,587,113       $  22,925,131
     Premiums received...................................    5,433,211            6,088,582           6,413,009
     Amounts received on policyholder accounts...........  132,528,386          125,818,334         105,489,481
     Investment income received..........................   10,630,564           10,263,095           9,964,169
     Other receipts......................................       91,864               57,287              55,779
     Benefits and contract liabilities paid.............. (142,124,914)        (138,420,373)       (117,321,389)
     Commissions and general expenses paid...............  (24,138,476)         (20,899,476)        (20,857,687)
                                                          ------------         ------------        -------------

     Net cash provided by operating activities...........    7,431 246            7,494,562           6,668,493
                                                          ------------         ------------        ------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........   42,655,632           38,900,851          39,062,702
     Purchase of investment securities...................  (47,605,879)         (44,021,791)        (44,134,604)
     Purchase of furniture, equipment and other assets...      (79,322)             (62,170)            (34,485)
     Net increase in policy loans........................   (3,433,898)          (2,662,162)         (1,848,956)
     Investment in Separate Account .....................          100              593,945                (200)
                                                          ------------         ------------        ------------

     Net cash used for investing activities..............   (8,463,367)          (7,251,327)         (6,955,543)
                                                          ------------         ------------        ------------

     Net increase (decrease) in cash.....................   (1,032,121)             243,235            (287,050)

Cash
  Beginning of year .....................................    1,145,215              901,980           1,189,030
                                                          ------------         -------------       ------------
  End of year ........................................... $    113,094         $  1,145,215        $    901,980
                                                          ============         ============        ============

The Company received a refund of Federal income tax of $79,000 in 1997 and $102,000 in 1996 and paid Federal income tax of $4,400,000 in 1998, $4,358,000 in 1997 and $3,243,000 in 1996.

See accompanying notes to financial statements.


                                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                            STATEMENT OF CASH FLOWS


                                                           Year ended          Year Ended          Year Ended
                                                        December 31, 1998   December 31, 1997   December 31, 1996
                                                        -----------------   -----------------   -----------------
Reconciliation of net income to net cash
provided by operating activities:

         Net income........................................  $ 7,735,159       $ 7,031,449         $ 5,502,907

         Adjustments to reconcile net income to net cash
              provided by operating activities:
            Depreciation and amortization..................       82,342           117,804             130,924
            Amortization of deferred policy acquisition costs  1,005,483           663,200           1,454,408
            Realized investment (gains) losses.............     (914,891)         (158,874)            221,025
            Amortization of premiums and discounts on
              investments..................................      421,135           280,852             262,785
            Deferred Federal income taxes..................      265,000          (603,000)           (286,000)
            Other items not requiring cash - net...........         (660)            9,771               6,794

         (Increase) decrease in:
            Premiums and other receivables, net............   (1,548,536)         (750,889)            336,385
            Accrued investment income......................     (292,143)         (277,358)            (70,005)
            Deferred policy acquisition costs, exclusive
              of amortization..............................   (3,613,000)       (1,866,787)         (1,275,323)
            Other assets...................................       29,133             9,323             (18,574)

         Increase (decrease) in:
            Policyholder account balances..................    3,505,536         1,985,844             (78,699)
            Claims and other contract liabilities..........    1,386,540           357,815             901,173
            Accounts payable and accrued liabilities.......     (629,852)          695,412            (419,307)
                                                             ------------      -----------         -----------

                                                             $ 7,431,246       $ 7,494,562         $ 6,668,493
                                                             ===========       ===========         ===========

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

         (a) policy reserves are computed  according to the Company's  estimates
    of  mortality,   investment  yields,  withdrawals  and  other  benefits  and expenses, rather than on the statutory valuation basis;

         (b) certain  expenditures,  principally for furniture and equipment and
    agents'  debit  balances,   are  recognized  as  assets  rather  than  being
    non-admitted and therefore charged to retained earnings;

         (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

         (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

         (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

         (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

         (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

         (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

         HELD-TO-MATURITY SECURITIES
             Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

         AVAILABLE-FOR-SALE SECURITIES
             Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

         Short term investments are reported at market value which approximates cost.

         Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                              Year Ended          Year Ended           Year Ended
                                            December 31,1998    December 31, 1997    December 31,1996
                                            ----------------    -----------------    ----------------
Interest on fixed maturities...............  $ 9,276,036         $ 9,029,979          $ 8,559,429
Interest on short term investments.........      226,544             307,656              410,930
Interest on policy loans...................    1,465,497           1,268,834            1,151,681
Dividends on equity securities.............           --                  --               43,756
                                             -----------        ------------          -----------

     Total investment income...............   10,968,077          10,606,469           10,165,796
     Investment expense....................      466,505             346,868              394,407
                                             -----------        ------------          -----------

Net investment income......................  $10,501,572        $ 10,259,601          $ 9,771,389
                                             ===========        ============          ===========



                                     FIRST INVESTORS LIFE INSURANCE COMPANY

                                   NOTES TO FINANCIAL STATEMENTS (Continued)

The amortized cost and estimated  market values of investments at December 31, 1998 and 1997 are as follows:

                                                                     Gross              Gross          Estimated
                                                  Amortized        Unrealized         Unrealized        Market
                                                    Cost             Gains              Losses           Value
                                                  --------------------------------------------------------------
Available-For-Sale Securities
December 31, 1998
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 28,353,391     $  1,703,441  $           912      $ 30,055,920
  Debt Securities issued by
   States of the U.S..........................    13,964,587          261,109            8,696        14,217,000
  Corporate Debt Securities...................    77,938,088        2,148,113          378,682        79,707,519
  Other Debt Securities ......................     6,676,873          374,627               --         7,051,500
                                                ------------     ------------     ------------      ------------
                                                $126,932,939     $  4,487,290     $    388,290      $131,031,939
                                                ============     ============     ============      ============


December 31,1997
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 39,532,729     $    975,819      $        --      $ 40,508,548
  Debt Securities issued by
   States of the U.S..........................     7,309,135           92,015               --         7,401,150
  Corporate Debt Securities...................    67,900,325        1,739,318           75,913        69,563,730
  Other Debt Securities.......................     7,606,438          300,761               --         7,907,199
                                                ------------     ------------      -----------      ------------
                                                $122,348,627      $ 3,107,913      $    75,913      $125,380,627
                                                ============     ============      ===========      ============

   At December 31, 1998 and 1997, the Company had  "Unrealized  Holding Gains on
Available-For-Sale Securities" of $2,193,000 and $1,608,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains of $585,000, $964,000 and ($1,234,000) for 1998,
1997 and 1996, respectively is reported as other comprehensive income in stockholders' equity.

Held-To-Maturity Securities
December 31,1998
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,381,598      $   223,647      $        --       $ 3,605,245
  Corporate Debt Securities...................     2,000,000          125,400               --         2,125,400
  Other Debt Securities.......................       110,000               --               --           110,000
                                                ------------      -----------      -----------       -----------
                                                $  5,491,598      $   349,047      $        --       $ 5,840,645
                                                ============      ===========      ===========       ===========

December 31,1997
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,419,687        $  90,126        $     700       $ 3,509,113
  Corporate Debt Securities...................     2,000,000          109,000               --         2,109,000
  Other Debt Securities.......................       110,000               --               --           110,000
                                              --------------        ---------        ---------       -----------
                                                $  5,529,687        $ 199,126        $    700        $ 5,728,113
                                                ============        =========        =========       ===========

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                       Held to Maturity                 Available For Sale
                                              -----------------------------------------------------------------
                                                Amortized        Estimated         Amortized       Estimated
                                                  Cost          Market Value         Cost          Market Value
                                              -----------------------------------------------------------------
Due in one year or less.......................  $   10,000       $   10,000     $  1,255,531      $  1,256,810
Due after one year through five years.........   2,954,022        3,142,745       33,385,925        34,635,479
Due after five years through ten years........     527,576          562,500       55,672,616        57,463,964
Due after ten years...........................   2,000,000        2,125,400       36,618,867        37,675,686
                                                ----------       ----------     ------------      ------------
                                                $5,491,598       $5,840,645     $126,932,939      $131,031,939
                                                ==========       ==========     ============      ============

      Proceeds from sales of investments in fixed maturities were $42,655,632, $38,900,851 and $39,046,422 in 1998, 1997 and 1996, respectively. Gross gains of
$977,442 and gross losses of $62,551 were realized on those sales in 1998. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997. Gross gains of $185,708 and gross losses of $406,733 were realized on those sales in 1996.

      (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

           TRADITIONAL ORDINARY LIFE AND HEALTH

                Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE

                Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

           ANNUITIES

                Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1998, 1997 and 1996, the Company charged operations approximately $79,000, $70,000 and $100,000 respectively for its portion of the contribution.

      The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $475,000 in 1998, $419,000 in 1997 and $414,000 in 1996. The accrued liability of approximately $3,251,000 in 1998 and $2,913,000 in 1997 was sufficient to cover the value of benefits provided by the plan.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1998, 1997 and 1996. The Company also had assumed reinsurance amounting to approximately 20%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1998, 1997 and 1996, the Company paid approximately $1,440,000, $1,114,000 and
$1,222,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $10,799,000 in 1998, $9,814,000 in 1997,and $9,709,000 in 1996 for commissions relating to the sale of its products.
           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $387,000 at December 31, 1998 and $332,000 at December 31, 1997.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1998, 1997 and 1996 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.


                                                   NET INCOME                 CAPITAL SHARES AND SURPLUS
                                              YEAR ENDED DECEMBER 31                 AT DECEMBER 31
                                        ----------------------------------  ---------------------------------
                                           1998        1997        1996        1998         1997        1996
                                        ----------  ----------  ----------  ----------   ----------  ----------
Reported on a statutory basis.......... $6,191,762  $5,809,629  $5,002,533  $37,991,708  $32,159,721 $26,580,877
                                        ----------  ----------  ----------  -----------  ----------- -----------

Adjustments:
  Deferred policy acquisition costs (b)  2,607,517     351,239    (179,085)  20,873,233   18,446,716  17,547,129
  Future policy benefits (a)..........  (1,259,673)    133,848     514,086   (4,260,262)  (3,000,589) (2,398,397)
  Deferred income taxes...............    (265,000)    603,000     286,000      473,000    1,039,000     934,000
  Premiums due and deferred (e).......      85,385      84,291      85,461   (1,189,428)  (1,274,816) (1,359,107)
  Cost of colletion and other statutory
    liabilities.......................      (6,185)       (924)    (12,283)      29,874       36,060      36,984
  Non-admitted assets.................          --          --          --      218,959      224,411     298,731
  Asset valuation reserve.............          --          --          --    1,691,873    1,325,986   1,136,664
  Interest maintenance reserve........    (223,136)    (55,019)    (48,542)     436,803       56,112       6,271
  Gross unrealized holding gains on
    available-for-sale securities...            --          --          --    4,099,000    3,032,000   1,266,000
  Net realized capital gains (losses).     914,891     158,874    (221,025)          --           --          --
  Other...............................    (310,402)    (53,489)     75,762           --           --
                                        ----------  ----------  ----------  -----------  ----------- -----------

                                         1,543,397   1,221,820     500,374   22,373,052   19,884,880  17,468,275
                                        ----------  ----------  ----------   ----------   ----------  ----------

In accordance with generally accepted
  accounting principles...............  $7,735,159  $7,031,449  $5,502,907  $60,364,760  $52,044,601 $44,049,152
                                        ==========  ==========  ==========  ===========  =========== ===========

Per share, based on 534,350 shares
  outstanding.........................      $14.48      $13.16      $10.30      $112.97      $97.40       $82.44
                                        ==========  ==========  ==========  ===========  ==========  ===========

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


             DISTRIBUTION OF LIABILITIES*                     BASIS OF ASSUMPTIONS
----------------------------------------------------------------------------------
                                 YEARS
      1998           1997      OF ISSUE           INTEREST                 MORTALITY TABLE                WITHDRAWAL
      ----           ----      --------           --------                 ---------------                ----------
Non-par:
  $1,458,458    $ 1,505,551   1962-1967            4 1/2%         1955-60 Basic Select plus Ultimate      Linton B
   5,021,949      5,310,394   1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate      Linton B
   2,403,257      2,433,724   1984-1988            7 1/2%         85% of 1965-70 Basic Select             Modified
                                                                    plus Ultimate                         Linton B
     116,030        101,775   1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate      Linton B
      63,482        108,985   1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate      Actual
      26,682         28,971   1989-Present         8%             1975-80 Basic Select plus Ultimate      Actual
  33,158,902     32,412,007   1985-Present         6%             Accumulation of Funds                   --
Par:
     216,096        224,913   1966-1967            4 1/2%         1955-60 Basic Select plus Ultimate      Linton A
  13,141,191     13,273,949   1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate      Linton A
     907,950        899,407   1981-1984            7 1/4%         90% of 1965-70 Basic Select
                                                                    plus Ultimate                         Linton B
   4,791,142      4,699,324   1983-1988            9 1/2%         80% of 1965-70 Basic Select
                                                                    plus Ultimate                         Linton B
  17,805,284     15,977,808   1990-Present         8%             66% of 1975-80 Basic Select
                                                                    plus Ultimate                         Linton B
Annuities:
  16,075,327     19,581,382   1976-Present         5 1/2%         Accumulation of Funds                   --
Miscellaneous:
  24,418,452     19,604,218   1962-Present         2 1/2%-3 1/2%  1958-CSO                                None

* The above amounts are before deduction of deferred premiums of $817,348 in 1998 and $881,090 in 1997.

       (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $1,005,483 in 1998 and $663,200 in 1997, $1,454,408 in 1996 was
charged to operations.

      (c) Participating business represented 8.8% and 9.5% of individual life insurance in force at December 31, 1998 and 1997, respectively.

      The  Board  of  Directors   annually   approves  a  dividend  formula  for
calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $28,207,166, $22,374,879 and $16,796,135 at December 31, 1998, 1997 and 1996, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 1998 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:


                                                                              1998               1997
                                                                           ----------         ----------
Policyholder dividend provision........................................  $   (448,300)      $      (357,200)
Non-qualified agents' pension plan reserve.............................    (1,262,900)           (1,161,300)
Deferred policy acquisition costs......................................     2,956,800             2,215,900
Future policy benefits.................................................    (2,835,100)           (2,575,400)
Bond discount..........................................................        35,900                39,200
Unrealized holding gains  on Available-For-Sale Securities.............     1,130,000               829,000
Other..................................................................       (49,400)              (29,200)
                                                                         ------------        --------------
                                                                         $   (473,000)       $   (1,039,000)
                                                                         ============        ==============

      The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


    We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1998, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 17, 1999

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1998

ASSETS
 Investments at net asset value (Note 3):
   First Investors Life Series Fund.............................$214,155,664

LIABILITIES
   Payable to First Investors Life Insurance Company............   3,141,177
                                                                ------------

NET ASSETS......................................................$211,014,487
                                                                ============

Net assets represented by Contracts.............................$211,014,487
                                                                ============

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
 Income:
   Dividends....................................................$ 11,381,018
                                                                ------------

      Total income..............................................  11,381,018
                                                                ------------

 Expenses:
   Cost of insurance charges (Note 4)...........................  3,722,098
   Mortality and expense risks (Note 4).........................    953,562
                                                                -----------

      Total expenses............................................  4,675,660
                                                                -----------

NET INVESTMENT INCOME...........................................  6,705,358
                                                                -----------

UNREALIZED APPRECIATION ON INVESTMENTS
 Beginning of year.............................................. 48,303,546
 End of year.................................................... 62,632,266

Change in unrealized appreciation on investments................ 14,328,720
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............$21,034,078
                                                                ===========


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,

                                                                                    1998             1997

                                                                              --------------    ----------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income.................................................   $   6,705,358    $   6,135,321
      Change in unrealized appreciation on investments......................      14,328,720       16,231,615
                                                                               -------------    -------------

      Net increase in net assets resulting from operations..................      21,034,078       22,366,936
                                                                               --------------   -------------

    From Unit Transactions
      Net insurance premiums................................................      32,896,170      30,069,380
      Contract payments.....................................................     (15,071,523)    (13,435,961)
                                                                                --------------  --------------

      Net increase in net assets derived from unit transactions.............      17,824,647      16,633,419
                                                                               --------------  --------------

      Net increase in net assets............................................      38,858,725      39,000,355

Net Assets
    Beginning of year.......................................................     172,155,762     133,155,407
                                                                               -------------   --------------
    End of year.............................................................    $211,014,487    $172,155,762
                                                                                ============    =============


See accompanying notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 -- ORGANIZATION

    First Investors Life Level Premium Variable Life Insurance (Separate Account
B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

        Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

    NET ASSETS REPRESENTED BY CONTRACTS

        The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

FEDERAL INCOME TAXES

        Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

    Investments consist of the following:

                                                                      NET ASSET        MARKET
                                                         SHARES         VALUE          VALUE           COST
                                                         ------       ---------        ------          ----
First Investors Life
  Series Fund
    Cash Management..................................   1,232,598      $ 1.00      $  1,232,598    $  1,232,598
    High Yield.......................................   3,076,907       11.70        36,001,354      33,131,839
    Growth...........................................   1,401,591       35.78        50,145,861      27,668,428
    Discovery........................................   1,409,785       26.74        37,697,283      29,978,530
    Blue Chip........................................   1,774,663       26.25        46,582,619      27,793,401
    International Securities.........................   1,764,647       18.88        33,321,641      24,199,648
    Government.......................................     103,688       10.41         1,079,314       1,066,529
    Investment Grade.................................     217,715       11.97         2,605,307       2,316,602
    Utility Income...................................     346,741       15.83         5,489,687       4,135,823
                                                                                 --------------  --------------
                                                                                   $214,155,664    $151,523,398
                                                                                   ============    ============

    The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

    In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1998 was $953,562.

    A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1998 cost of insurance charges amounted to $3,722,098.

 [FIRST INVESTORS LOGO]




                               INSURED SERIES PLAN







This booklet contains two prospectuses. The first prospectus is for our Level Premium Variable Life Insurance Policy, which we call our Insured Series Plan ("ISP"). The second prospectus is for the First Investors Life Series Fund, which serves as the underlying investment options for our variable life insurance policy.

THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    CONTENTS*
           LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES PROSPECTUS


   OVERVIEW.......................................................2
      The Policy..................................................2
      The Charges and Expenses....................................3
      Who We Are..................................................5
      Risk and Reward Considerations..............................6
   THE POLICY IN DETAIL...........................................6
      Your Premiums...............................................6
      Allocation of Your Net Premium to Investment Options........7
      The Death Benefit...........................................8
      Your Cash Value.............................................9
      Settlement Options..........................................12
      Optional Insurance Riders...................................13
      Other Provisions............................................14
   FEDERAL INCOME TAX INFORMATION.................................16
   OUR OFFICERS AND DIRECTORS.....................................19
   OTHER INFORMATION..............................................20
      Voting Rights...............................................20
      Reservation of Rights.......................................21
      Distribution of Policies....................................22
      Custodian...................................................22
      Reports.....................................................22
      State Regulation............................................22
      Experts.....................................................22
      Relevance of Financial Statements...........................23
      Year 2000...................................................23
   ILLUSTRATIONS OF DEATH BENEFITS,
      CASH VALUES AND ACCUMULATED PREMIUMS........................23
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................
   FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE...................
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................
   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B.....................













-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found on page 1 of that prospectus.

                             [FIRST INVESTORS LOGO]
                                 95 Wall Street
                            New York, New York 10005
                                 (212) 858-8200

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
        BLUE CHIP
        CASH MANAGEMENT
        DISCOVERY
        GOVERNMENT
        GROWTH
        HIGH YIELD
        INTERNATIONAL SECURITIES
        INVESTMENT GRADE
        TARGET MATURITY 2007
        TARGET MATURITY 2010
        UTILITIES INCOME


        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

        Blue Chip Fund
        Cash Management Fund
        Discovery Fund
        Government Fund
        Growth Fund
        High Yield Fund
        International Securities Fund
        Investment Grade Fund
        Target Maturity 2007 Fund
        Target Maturity 2010 Fund
        Utilities Income Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

        How and when do the  Funds  price  their  shares?
        How do I buy and sell shares?

ACCOUNT POLICIES

        What about dividends and capital gain distributions?
        What about taxes?

FINANCIAL HIGHLIGHTS

        Blue Chip Fund
        Cash Management Fund
        Discovery Fund
        Government Fund
        Growth Fund
        High Yield Fund
        International Securities Fund
        Investment Grade Fund
        Target Maturity 2007 Fund
        Target Maturity 2010 Fund
        Utilities Income Fund

                                  INTRODUCTION

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy as offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                 BLUE CHIP FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks high total  investment  return  consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund  primarily  invests  in the  common  stocks of large, well-established companies that are included in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index").
                  These are defined by the Fund as "Blue Chip" stocks. The Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While the Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions.

PRIMARY
RISKS: While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      How has the Blue Chip Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 20.03% (for the quarter ended September 30, 1998), and the lowest quarterly return was -13.16% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                        Inception
                            1 Year*       5 Years*      (3/8/90)

Blue Chip Fund               10.37%        17.54%         14.47%
S&P 500 Index                28.34          24.55         18.87
* The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

     What are the Blue Chip Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks high total investment  return  consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are included in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company included in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Blue Chip Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While Blue Chip stocks have historically been the least risky and most liquid stocks, like all stocks they fluctuate in value. Fluctuations of Blue Chip stocks can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

OTHER RISKS: While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Fund to underperform the index.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                              CASH MANAGEMENT FUND

                                    OVERVIEW

OBJECTIVE:        The  Fund  seeks  to  earn  a  high  rate  of  current  income consistent with the preservation of capital and maintenance of liquidity.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund invests in high-quality money market instruments that
                  the  Fund  determines   present  minimal  credit  risk.  These
                  instruments  include  prime  commercial  paper,  variable  and floating  rate  corporate  notes,  and short term U.S.  agency
                  obligations.   The  Fund's   portfolio   is  managed  to  meet
                  regulatory  requirements  that  permit the Fund to  maintain a stable  net asset  value  ("NAV")  of $1.00 per  share.  These
                  regulatory   requirements  include  stringent  credit  quality
                  standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

PRIMARY
RISKS: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Like all money market funds, these are the risks of investing in the
                  Fund:

                  . The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

                  . The Fund's yield will change daily based upon changes in interest rates and other market conditions.

                  AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                   How has the Cash Management Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 2.00% (for the quarter ended June 30, 1990), and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993. THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows the average annual total returns for the Cash Management Fund's shares.


                             1 Year*        5 Years*      10 Years*

Cash  Management  Fund        5.02%           4.88%         5.08%
* The annual  returns  are based upon calendar years.

                               THE FUND IN DETAIL

  What  are  the  Cash  Management   Fund's  objective,   principal   investment
strategies, and risks?

OBJECTIVE:     The Fund seeks to earn a high rate of current  income  consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. Some common types of money market instruments are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which are promissory notes issued by large companies or financial firms; banker's acceptances, which are credit instruments guaranteed by a bank; negotiable certificates of deposit, which are issued by banks in large denominations; and floating rate notes. The interest rate of a floating rate instrument is generally based on a known lending rate, such as a bank's prime rate, and is reset whenever the underlying rate is adjusted.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized rating services organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Cash Management Fund:

INTEREST RATE RISK: Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

CREDIT RISK: A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S.
Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

                                 DISCOVERY FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks  long-term  growth of capital,  without  regard to dividend or interest income.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  primarily  invests in common  stocks of companies  with small market capitalizations  ("small-cap stocks") which have the potential for substantial  long-term  growth.  The Fund looks for companies that are in the early stages of their development, have a new product or service,  are in a position to benefit from some change in the economy,  have new management,  or are experiencing
               some  other   "special   situation"   which  makes  their  stocks
               undervalued. Because these companies tend to be smaller, their growth potential is often greater.

PRIMARY
RISKS: While the potential long-term rewards of investing in small-cap stocks are substantial, there are also substantial risks. Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and have less predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      How has the Discovery Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last ten years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 26.55% (for the quarter ended December 31,1998), and lowest quarterly return was -22.34% (for the quarter ended September 30,1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.


                             1 Year*        5 Years*      10 Years*
Discovery Fund               (4.17)%         8.98%          14.44%
Russell 2000 Index           (2.24)         12.31            11.65
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

What are the Discovery Fund's objective, principal investment strategies, and risks?

OBJECTIVE:  The Fund  seeks  long-term  growth  of  capital,  without  regard to dividend or interest income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of companies with small market capitalizations, which have the potential for substantial long-term growth. The Fund defines small-cap stocks as those with market capitalizations of less than 90% of the weighted market capitalization of the Standard & Poor's 600 Smallcap Index ("S&P 600 Index") (currently $1.8 billion). The weighted market capitalization of the S&P 600 Index will change with market conditions. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks undervalued. Because these companies tend to be smaller, their growth potential is often greater.

In selecting stocks, the Fund relies on fundamental research. It considers, among other things, earnings growth potential, revenue growth potential, cash flow and tangible book value. The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions. The Fund usually will sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Discovery Fund:

MARKET RISK. Because this Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets. The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets.

Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group.

LIQUIDITY: Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then temporarily may use alternative strategies that are mainly designed to limit the Fund's losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                                 GOVERNMENT FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks to achieve a significant  level of current  income which is consistent with security and liquidity of principal.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund primarily invests in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government,  its
               agencies  or  instrumentalities.   The  majority  of  the  Fund's
               investments  consist  of  mortgage-backed  securities  issued  or guaranteed  by  the  Government  National  Mortgage  Association,
               Federal  National  Mortgage  Association,  and Federal  Home Loan
               Mortgage   Corporation.   Mortgage-backed   securities  represent
               interests   in   "pools"   of   mortgage   loans.   Because   the
               mortgage-backed  securities  purchased by the Fund are  generally guaranteed as to the timely  payment of principal and interest to investors in the pools,  the Fund's  primary  strategies  revolve
               around  managing   interest  rate  risk,   prepayment  risk,  and
               extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed securities holdings.

PRIMARY
RISKS: While mortgage-backed securities are guaranteed in varying degrees as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in the Fund: interest rate risk, prepayment risk, and extension risk. When interest rates rise, the mortgage-backed securities held by the Fund tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of an investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the Government Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 6.05% (for the quarter ended September 30,1992), and the lowest quarterly return was -3.21% (for the quarter ended March 31,1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index"). The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and Government National Mortgage Association project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The indices do not take into account fees and expenses that an investor would incur in holding the securities in the indices. If they did so, the returns would be lower than those shown.

                                                   Inception
                      1 Year*       5 Years*       (1/7/92)

Government Fund       (0.01)%        4.53%          5.54%
Mortgage Index         6.98          7.27           7.39**
Government Index       9.84          7.24           7.98**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/98.

                               THE FUND IN DETAIL

What are the Government Fund's objective, principal investment strategies,and risks?

OBJECTIVE: The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. Some pools are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some pools are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds (called "Fannie Maes"). Other pools are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (called "Freddie Macs"). The Fund also invests in U.S. Treasury securities and securities issued by U.S. agencies, such as the Tennessee Valley Authority.

The Fund's primary investment strategies revolve around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying new mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Government Fund:

INTEREST RATE RISK: All of the securities held by the Fund are subject to interest rate risk. In general, the market prices of bonds rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Bonds with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

PREPAYMENT RISK: Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

EXTENSION RISK: Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. There is some credit risk associated with the Funds investments; however, it is perceived to be minimal. Most of the securities owned by the Fund are backed by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or the perceived moral obligation of the U.S. Government.

FREQUENT TRADING: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                   GROWTH FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:       Under  normal  circumstances,   the  Fund  will  remain  fully
                  invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund's investment subadviser believes have attractive growth potential.

PRIMARY
RISKS: Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                       How has the Growth Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 23.98% (for the quarter ended December 31, 1998), and the lowest quarterly return was -15.45% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.


                             1 Year*        5 Years*      10 Years*

Growth Fund                  18.44%        18.29%         15.88%
S&P 500 Index                28.34         24.55          18.95
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

      What are the Growth Fund's objectives, principal investment strategies, and risks?

OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S.

common stocks. The Fund will also invest in foreign companies whose stocks are denominated in U.S. dollars and listed and traded on a U.S. securities exchange, either directly or through Depository Receipts. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Growth Fund:

MARKET RISK: Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Fluctuation in prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund's investment subadviser may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                                 HIGH YIELD FUND

                                    OVERVIEW

OBJECTIVES:       The Fund primarily  seeks high current income and  secondarily seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund  primarily  invests  in a  diversified  portfolio  of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.
                  The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

PRIMARY
RISKS: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation, and differences in financial reporting standards. Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high-yield bonds are generally less interest rate sensitive than higher-quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high-yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                     How has the High Yield Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 11.16% (for the quarter ended March 31, 1991), and the lowest quarterly return was -8.11% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.


                      1 Year*       5 Years*       10 Years*

High Yield Fund       (4.10)%       7.45%            8.90%
High Yield Index       0.58         8.16            10.74
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

What are the High Yield Fund's objectives, principal investment strategies, and risks?

OBJECTIVES:  The Fund primarily seeks high current income and secondarily  seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.

To achieve its secondary objective of capital appreciation, the Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the High Yield Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY: High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN  ISSUERS:   Foreign  investments  involve  additional  risks,  including political instability, government regulation, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                          INTERNATIONAL SECURITIES FUND

                                    OVERVIEW

OBJECTIVES:      The  Fund  primarily   seeks   long-term   capital  growth  and
                 secondarily a reasonable level of current income.

PRIMARY
INVESTMENT
STRATEGIES:      The Fund invests in a  diversified  portfolio of common  stocks
                 (and other equity  securities)  of companies  which are located throughout  the world,  including the United  States.  The Fund primarily  invests  in large or  medium  capitalization  stocks
                 which  are  traded  in  larger  or  more  established   markets
                 throughout the world.  The Fund also invests  opportunistically
                 in  small   capitalization   stocks  and  stocks  of   smaller,
                 less-developed or emerging markets. The Fund generally does not attempt to hedge its foreign securities investments against currency rate fluctuations. To a limited extent, the Fund uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks and to adjust country weightings.

PRIMARY
RISKS: All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. The risks of investing in a stock fund that invests in foreign stocks are accentuated because investments in foreign stocks, particularly emerging markets, can decline in value because of declines in the values of local currencies, irrespective of how well the companies that issue such stocks are doing; there is less supervision and regulation of foreign securities markets; foreign securities markets are generally less liquid than U.S. markets; there may be less financial information available on certain foreign companies; and there may be political instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries the same risks as direct ownership of all of the stocks in the index. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                 AN  INVESTMENT  IN THE  FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                 INSURED  OR  GUARANTEED  BY  THE  FEDERAL   DEPOSIT   INSURANCE
                 CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

              How has the International Securities Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 18.22% (for the quarter ended December 31, 1998), and the lowest quarterly return was -14.92% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley All Country World Free Index ("All Country Index"). The All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

                                                                 Inception
                                    1 Year*        5 Years*      (4/16/90)

International Securities
  Fund                                9.92%        10.12%        10.23%
All Country Index                   21.96            7.13        12.62**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 4/30/90 to 12/31/98.

                               THE FUND IN DETAIL

What are the International Securities Fund's objectives, principal investment strategies, and risks?

OBJECTIVES: The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the United States ("U.S.") Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars. The foreign stocks that the Fund purchases are typically denominated in foreign currencies. The Fund generally does not hedge against fluctuations in the value of foreign currencies.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies. The Fund will make direct investments in foreign issuers by purchasing securities traded in a foreign market, as well as indirect investments through purchases of Depositary Receipts, such as American Depository Receipts and Global Depository Receipts.

The Fund invests primarily in stocks which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital. The status of markets as less-developed or emerging may change over time as a result of developments in national or regional economies and capital markets. Within emerging markets, the Fund seeks to participate in the more established markets which management believes provide sufficient liquidity.

The Fund also uses stock index futures contracts and options thereon as temporary substitutes for purchases of foreign stocks. This practice can afford a hedge against not participating in an advance in a country at a time when the Fund is not fully invested in the country. Stock index futures contracts and options thereon are also used to maintain desired country exposures. The Fund will not invest more than 5% of its assets in stock index futures or options thereon.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth or the possibility of positive earnings surprises; (2) strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country weightings; (2) currency exposure; (3) industry and sector allocation; and (4) exposure to a number of other factors, such as interest rates or company size.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if: (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the International Securities Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another global fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss if stock markets worldwide were to decline at the same time. Fluctuations of stock prices can be sudden and substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

FOREIGN SECURITIES RISK: Investments in foreign markets involve special risks and considerations. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets and especially emerging markets. For example, such risks and considerations may include political and economic instability, nationalization, confiscatory taxation, differing accounting and financial reporting standards, the inability to obtain reliable financial information regarding a company's balance sheet and operations. Risks such as these are common to all investments but are exacerbated when investing in international markets. In addition, international investors may experience higher commission rates on foreign portfolio transactions, potential adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income from investments in such countries, which a portfolio may not recover. Also, fluctuations in the exchange rates between the US dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, for example, by eroding or reversing gains or widening losses from those investments. These risks are common to all mutual funds investing in international securities. Using stock index futures and options thereon as temporary substitutes for foreign stocks carries the same risks as direct ownership of all of the stocks in the index.

LIQUIDITY RISK: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In such a situation, the seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

SMALL-CAP RISK: The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could be particularly acute in the case of the Fund's holdings in foreign securities since foreign issuers and foreign markets may be more likely to experience Year 2000 problems. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund's investment subadviser may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                              INVESTMENT GRADE FUND

                                    OVERVIEW

OBJECTIVE:        The  Fund  seeks  to  generate  a  maximum   level  of  income
                  consistent   with   investment   in   investment   grade  debt
                  securities.

PRIMARY
INVESTMENT
STRATEGIES:       The  Fund  primarily   invests  in  corporate  bonds  of  U.S.
                  companies  that are rated in one of the four  highest  ratings categories by Moody's Investors Service,  Inc.  ("Moody's") or
                  Standard  & Poor's  Ratings  Group  ("S&P").  Such  bonds  are generally called  "investment  grade bonds."  Investment grade
                  bonds  offer  higher  yields  than   Treasury   securities  of
                  comparable maturities to compensate investors for the risk of default. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

PRIMARY
RISKS: There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. Also the Fund's share price will decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  How has the Investment Grade Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 6.50% (for the quarter ended June 30, 1995), and the lowest quarterly return was -3.57% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index"). The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

                                                                 Inception
                                    1 Year*        5 Years*      (1/7/92)

Investment Grade Fund               1.50%           5.78%         6.92%
Corporate Bond Index                8.57            7.74          8.51**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 12/31/91 to 12/31/98.

                               THE FUND IN DETAIL

 What  are  the  Investment  Grade  Fund's   objective,   principal   investment
strategies, and risks?

OBJECTIVE: The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries within a sector based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Investment Grade Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but BBB-rated bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                            TARGET MATURITY 2007 FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks a predictable  compounded investment return for investments held until the Fund's maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund primarily  invests in non-callable  zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                How has the Target Maturity 2007 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 9.99% (for the quarter ended September 30, 1998), and the lowest quarterly return was -7.84% (for the quarter ended March 31, 1996). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index"). The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                               Inception
                                1 Year*        (4/26/95)

Target  Maturity  2007 Fund      6.93%          10.70%
SB  Government  Index            9.84            9.22**
* The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/95 to 12/31/98.

                               THE FUND IN DETAIL

What are the Target Maturity 2007 Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investments held until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S.
government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2007 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                            TARGET MATURITY 2010 FUND

                                    OVERVIEW

OBJECTIVE:        The Fund seeks a predictable  compounded investment return for
                  investors   who  hold  their  Fund  shares  until  the  Fund's
                  maturity, consistent with preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund primarily  invests in non-callable  zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                How has the Target Maturity 2010 Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 10.25% (for the quarter ended September 30, 1998), and the lowest quarterly return was -7.84% (for the quarter ended March 31, 1996). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index"). The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

                                            Inception
                             1 Year*        (4/30/96)

Target  Maturity  2010 Fund   6.32%           12.68%
SB  Government  Index         9.84             9.56**
* The annual returns are based upon calendar years.
** The average annual total return shown is for the period 4/30/96 to 12/31/98.

                               THE FUND IN DETAIL

What are the Target Maturity 2010 Fund's objective, principal investment strategies, and risks?

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, and the liquidity of the security. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2010 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                              UTILITIES INCOME FUND

                                    OVERVIEW

OBJECTIVES:       The Fund primarily  seeks high current income and  secondarily long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:       The Fund  concentrates  its  investments  in  stocks of public utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund emphasizes investments in U.S. companies, it may invest in stocks of foreign utilities companies.

PRIMARY
RISKS: While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in public utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in public utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including political instability, government regulation and differences in financial reporting standards. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  How has the Utilities Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

[BAR CHART OMITTED]

During the periods shown, the highest quarterly return was 11.73% (for the quarter ended December 31, 1997), and the lowest quarterly return was -6.74% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index"). The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The indices do not take into account fees and expenses that an investor would incur in holding the securities in the indices. If they did so, the returns would be lower than those shown.

                                                          Inception
                             1 Year*        5 Years*      (11/15/93)

Utilities Income
  Fund                        4.66%         11.63%           11.20%
S&P 500 Index                28.34          24.55            20.45
S&P Utilities Index**        14.36          13.50            11.37
*The annual returns are based upon calendar years.
**This Index is used to show how the Fund's performance compares with the returns of an index of stocks in market sectors in which the Fund may invest.

                               THE FUND IN DETAIL

What  are  the  Utilities  Income  Fund's   objectives,   principal   investment
strategies, and risks?

OBJECTIVES: The Fund primarily seeks high current income and secondarily long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks and securities convertible into common or preferred stocks) of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund emphasizes investments in U.S. companies, it may invest in stocks of foreign utilities companies. The Fund's investments in foreign utilities companies are generally limited to stocks that are dollar-denominated and traded in the U.S.

While the Fund attempts to diversify across all utilities sectors, it may emphasize a particular sector based on that sector's yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities market and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Utilities Income Fund:

MARKET RISK: Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks. Stocks of foreign utilities companies carry additional risks including political instability, government regulation and differences in financial reporting standards.

INDUSTRY CONCENTRATION RISK: Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

SECTOR CONCENTRATION RISK: Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if the industry does well as a whole.

DEREGULATION/COMPETITION: Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating competitors and new areas of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

INTEREST RATE RISK: Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

OTHER RISKS: Changes in weather patterns or regional weather circumstances may affect the ability of the utilities industry, a sector of the industry, or certain utilities companies to meet supply and demand.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; and 0.60% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, and Target Maturity 2010 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia  D.  Poitra,  Director  of  Equities,  and  David A.  Hanover  serve as
Co-Portfolio Managers of the Discovery Fund. Ms. Poitra and Mr. Hanover also serve as Portfolio Managers of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Portfolio Manager of the High Yield Fund. Mr. Ganter also serves as Portfolio Manager of certain other First Investors Funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Co-Portfolio Manager of the Investment Grade Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to

January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of BLOOMBERG MAGAZINE and from September 1991 to June 1994, he was Editor/Reporter for BLOOMBERG BUSINESS NEWS.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Growth Fund and the International Securities Fund. Subject to continuing oversight and supervision by FIMCO and the Board of Directors, WMC has discretionary trading authority over all of the assets of the Growth Fund and the International Securities Fund. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1998, WMC held investment management authority with respect to $211 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 146 investment companies or series of such companies, with net assets of approximately $147 billion as of December 31, 1998. The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and senior investment professionals. The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO, WMC and their affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, WMC and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO, WMC and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.


-------------------- ------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
                     ------------------------------------------------------------------------------------------------


                               INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS FROM
                               ---------------------------------             -----------------------

                                                       NET
                     NET ASSET                 REALIZED AND
                         VALUE         NET       UNREALIZED    TOTAL FROM            NET        NET
YEAR ENDED           BEGINNING  INVESTMENT   GAIN (LOSS) ON    INVESTMENT    INVESTMENTS   REALIZED             TOTAL
DECEMBER 31          OF PERIOD      INCOME      INVESTMENTS    OPERATIONS         INCOME      GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------

BLUE CHIP
---------

1994..............     $14.21        $.18          $(.39)       $(.39)            $.08         $.17          $.25
1995..............      13.75         .26           4.11         4.37              .19          .95          1.14
1996..............      16.98         .22           3.31         3.53              .25          .49           .74
1997..............      19.77         .19           4.88         5.07              .22          .91          1.13
1998..............      23.71         .17           4.05         4.22              .19         1.49          1.68

CASH MANAGEMENT
---------------
1994..............      $1.00       $.037          $ --         $.037            $.037        $--           $.037
1995..............       1.00        .054            --          .054             .054         --            .054
1996..............       1.00        .049            --          .049             .049         --            .049
1997..............       1.00        .050            --          .050             .050         --            .050
1998..............       1.00        .049            --          .049             .049         --            .049

DISCOVERY
---------
1994..............     $21.36        $.06          $(.62)      $(.56)             $ --         $.94          $.94
1995..............      19.86         .11           4.62        4.73               .06         1.26          1.32
1996..............      23.27         .13           2.66        2.79               .11          .89          1.00
1997..............      25.06         .08           3.93        4.01               .14         1.16          1.30
1998..............      27.77         .09            .79         .88               .08         1.83          1.91

(a)  Annualized.
  *  Commencement of operations.
 **  Based on average shares outstanding during the year.
  +  Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1998.
 ++  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



-------------------------------------------------------------------------------------------------------------
                                          RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------

                                                                RATIO TO AVERAGE NET
                                          RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                             NET ASSETS +          WAIVED OR ASSUMED
                                          ----------------      ----------------------

  NET ASSET                 NET ASSETS
      VALUE       TOTAL         END OF                     NET                       NET     PORTFOLIO
     END OF   RETURN ++         PERIOD              INVESTMENT                INVESTMENT     TURNOVER
     PERIOD         (%)  (IN MILLIONS)  EXPENSES(%) INCOME (%)   EXPENSES(%)   INCOME (%)    RATE (%)
-------------------------------------------------------------------------------------------------------------

     $13.75     (1.45)             $41     .88         1.49          N/A          N/A          82
      16.98     34.00               67     .86         1.91          N/A          N/A          26
      19.77     21.52              100     .84         1.39          N/A          N/A          45
      23.71     26.72              154     .81          .99          N/A          N/A          63
      26.25     18.66              205     .82          .79          N/A          N/A          91


      $1.00      3.77               $4     .60         3.69        1.04          3.25         N/A
       1.00      5.51                4     .60         5.36        1.10          4.87         N/A
       1.00      5.00                4     .60         4.89        1.11          4.38         N/A
       1.00      5.08                5     .70         4.97        1.06          4.61         N/A
       1.00      5.02                7     .70         4.89         .99          4.60         N/A


     $19.86     (2.53)             $30     .88          .36          N/A          N/A          53
      23.27     25.23               51     .87          .63          N/A          N/A          78
      25.06     12.48               71     .85          .63          N/A          N/A          98
      27.77     16.84              100     .82          .34          N/A          N/A          85
      26.74      3.05              114     .83          .36          N/A          N/A         121




-------------------- ------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
                     ------------------------------------------------------------------------------------------------


                               INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS FROM
                               ---------------------------------             -----------------------

                                                       NET
                     NET ASSET                 REALIZED AND
                         VALUE         NET       UNREALIZED    TOTAL FROM            NET        NET
YEAR ENDED           BEGINNING  INVESTMENT   GAIN (LOSS) ON    INVESTMENT    INVESTMENTS   REALIZED             TOTAL
DECEMBER 31          OF PERIOD      INCOME      INVESTMENTS    OPERATIONS         INCOME      GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------

GOVERNMENT
1994.............       $10.42      $.79          $(1.21)        $(.42)         $.25        $.05          $.30
1995.............         9.70       .66             .78          1.44           .62          --           .62
1996.............        10.52       .68            (.33)          .35           .68          --           .68
1997.............        10.19       .72             .11           .83           .69          --           .69
1998.............        10.33       .66**           .08**         .74**         .66          --           .66

GROWTH
1994.............       $17.45      $.09           $(.60)        $(.51)          $--        $.21          $.21
1995.............        16.73       .18            3.94          4.12           .09         .29           .38
1996.............        20.47       .18            4.68          4.86           .18         .59           .77
1997.............        24.56       .15            6.57          6.72           .18        1.86          2.04
1998.............          .24       .10            7.69          7.79           .15        1.10          1.25

HIGH YIELD
1994.............       $11.16      $.87          $(1.14)        $(.27)         $.31         $--          $.31
1995.............        10.58      1.00             .95          1.95           .96          --           .96
1996.............        11.57      1.02             .35          1.37          1.01          --          1.01
1997.............        11.93       .98             .41          1.39          1.02          --          1.02
1998.............        12.30      1.00            (.62)          .38           .98          --           .98

(a)  Annualized.
  *  Commencement of operations.
 **  Based on average shares outstanding during the year.
  +  Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1998.
 ++  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



-------------------------------------------------------------------------------------------------------------
                                          RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------

                                                                RATIO TO AVERAGE NET
                                          RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                             NET ASSETS +          WAIVED OR ASSUMED
                                          ----------------      ----------------------

  NET ASSET                 NET ASSETS
      VALUE       TOTAL         END OF                     NET                       NET     PORTFOLIO
     END OF   RETURN ++         PERIOD              INVESTMENT                INVESTMENT     TURNOVER
     PERIOD         (%)  (IN MILLIONS)  EXPENSES(%) INCOME (%)   EXPENSES(%)   INCOME (%)    RATE (%)
-------------------------------------------------------------------------------------------------------------

      $9.70    (4.10)           $8        .35         6.74           .90         6.19          457
      10.52    15.63            10        .40         6.79           .93         6.26          198
      10.19     3.59             9        .60         6.75           .94         6.41          199
      10.33     8.61             9        .60         6.95           .92         6.63          134
      10.41     7.54            11        .70         6.59           .87         6.42          107


     $16.73    (2.87)          $33        .90          .60           N/A          N/A           40
      20.47    25.12            51        .88         1.11           N/A          N/A           64
      24.56    24.45            79        .85          .92           N/A          N/A           49
      29.24    29.28           128        .82          .64           N/A          N/A           27
      35.78    27.35           187        .82          .34           N/A          N/A           26


     $10.58    (1.56)          $32        .88         9.43           N/A          N/A           50
      11.57    19.82            42        .87         9.86           N/A          N/A           57
      11.93    12.56            49        .85         9.43           N/A          N/A           34
      12.30    12.47            60        .83         8.88           N/A          N/A           40
      11.70     3.15            65        .83         8.93           N/A          N/A           42



-------------------- ------------------------------------------------------------------------------------------------
                                                    PER SHARE DATA
                     ------------------------------------------------------------------------------------------------


                               INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS FROM
                               ---------------------------------             -----------------------

                                                       NET
                     NET ASSET                 REALIZED AND
                         VALUE         NET       UNREALIZED    TOTAL FROM            NET        NET
YEAR ENDED           BEGINNING  INVESTMENT   GAIN (LOSS) ON    INVESTMENT    INVESTMENTS   REALIZED             TOTAL
DECEMBER 31          OF PERIOD      INCOME      INVESTMENTS    OPERATIONS         INCOME      GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES
------------------------
1994................    $13.74       $.14        $(.32)          $(.18)         $.05          $ --          $.05
1995................     13.51        .19         2.25            2.44           .12           .25           .37
1996................     15.58        .18         2.12            2.30           .19           .50           .69
1997................     17.19        .18         1.26            1.44           .20          1.52          1.72
1998................     16.91        .12         2.87            2.99           .16           .86          1.02

INVESTMENT GRADE
----------------
1994................    $10.95       $.67       $(1.06)          $(.39)         $.16          $.09          $.25
1995................     10.31        .67         1.28            1.95           .53            --           .53
1996................     11.73        .72         (.42)            .30           .67            --           .67
1997................     11.36        .74          .31            1.05           .74            --           .74
1998................     11.67      .68**          .33**          1.01**         .71            --           .71

TARGET MATURITY 2007
--------------------
4/26/95* to 12/31/95    $10.00      $ .26      $  2.00           $2.26          $--            $--           $--
1996................     12.26        .56         (.83)           (.27)          .23           .05           .28
1997................     11.71        .59          .90            1.49           .57            --           .57
1998................     12.63        .61         1.20            1.81           .61            --           .61

TARGET MATURITY 2010
--------------------
4/30/96* to 12/31/96    $10.00      $ .26       $  .90           $1.16          $--            $--            --
1997................     11.16        .45         1.29            1.74           .20            --           .20
1998................     12.70        .51         1.25            1.76           .48           .01           .49

UTILITIES INCOME
----------------
1994................     $9.94       $.24        $(.96)          $(.72)         $.03           $--          $.03
1995................      9.19        .28         2.46            2.74           .19            --           .19
1996................     11.74        .32          .78            1.10           .27            --           .27
1997................     12.57        .37         2.64            3.01           .36           .27           .63
1998................     14.95        .32         1.46            1.78           .35           .55           .90


(a)  Annualized.
  *  Commencement of operations.
 **  Based on average shares outstanding during the year.
  +  Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1998.
 ++  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



-------------------------------------------------------------------------------------------------------------
                                          RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------

                                                                RATIO TO AVERAGE NET
                                          RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                             NET ASSETS +          WAIVED OR ASSUMED
                                          ----------------      ----------------------

  NET ASSET                 NET ASSETS
      VALUE       TOTAL         END OF                     NET                       NET     PORTFOLIO
     END OF   RETURN ++         PERIOD              INVESTMENT                INVESTMENT     TURNOVER
     PERIOD         (%)  (IN MILLIONS)  EXPENSES(%) INCOME (%)   EXPENSES(%)   INCOME (%)    RATE (%)
-------------------------------------------------------------------------------------------------------------

     $13.51     (1.29)        $31         1.03        1.22        N/A           N/A            36
      15.58     18.70          41         1.02        1.42        N/A           N/A            45
      17.19     15.23          58         1.12        1.25        N/A           N/A            67
      16.91      9.09          74         1.13        1.15        N/A           N/A            71
      18.88     18.18          92         1.15         .75        N/A           N/A           109


     $10.31     (3.53)        $12          .37        6.61        .92           6.06           15
      11.73     19.69          16          .51        6.80        .91           6.40           26
      11.36      2.84          16          .60        6.47        .88           6.19           19
      11.67      9.81          17          .60        6.54        .87           6.27           41
      11.97      9.15          22          .68        5.97        .84           5.81           60


     $12.26     22.60         $10          .04(a)     6.25(a)     .87(a)        5.42(a)        28
      11.71     (2.16)         15          .60        6.05        .82           5.83           13
      12.63     13.38          20          .60        5.91        .82           5.69            1
      13.83     14.97          26          .67        5.18        .83           5.02            1


     $11.16     11.60          $2          .60(a)     6.05(a)     .98(a)        5.67(a)         0
      12.70     15.86           5          .60        5.88        .87           5.61           13
      13.97     14.36           9          .67        4.90        .82           4.75            0


      $9.19     (7.24)         $5          .17        4.13        .95           3.35           31
      11.74     30.26          15          .41        4.23        .91           3.73           17
      12.57      9.57          24          .60        3.48        .86           3.22           45
      14.95     25.07          34          .67        3.12        .85           2.94           64
      15.83     12.58          50          .73        2.61        .85           2.49          105


                                                      59

 [FIRST INVESTORS LOGO]

LIFE SERIES FUND
        BLUE CHIP
        CASH MANAGEMENT
        DISCOVERY
        GOVERNMENT
        GROWTH
        HIGH YIELD
        INTERNATIONAL SECURITIES
        INVESTMENT GRADE
        TARGET MATURITY 2007
        TARGET MATURITY 2010
        UTILITIES INCOME


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' reports and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                           (Investment   Company   Act  File No. 811-4325 First
                                              First  Investors Life Series Fund)